SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        12/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J4 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On December 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        12/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D       12/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     December 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	75,000,000.00	53,489,697.77	7,851,181.20
A-2	39,360,000.00	28,071,393.39	4,120,299.89
A-3	29,340,000.00	20,925,169.77	3,071,382.09
A-4	29,340,000.00	20,925,169.77	0.00
A-5	52,000,000.00	37,086,190.46	5,443,485.63
A-6	14,690,000.00	14,608,078.33	82,365.41
A-7	14,117,000.00	14,117,000.00	0.00
A-8	15,124,000.00	15,205,921.67	0.00
A-9	27,500,000.00	27,500,000.00	0.00
PO	331,041.85	320,859.46	331.95
IO	265,607,384.66	209,853,323.29	0.00
M-1	3,716,700.00	3,697,620.04	3,325.84
M-2	1,652,000.00	1,643,519.33	1,478.27
M-3	963,600.00	958,653.29	862.26
B-1	550,700.00	547,872.94	492.79
B-2	413,000.00	410,879.83	369.57
B-3	550,956.00	548,127.85	493.02
R-1	50.00		0.00		0.00
R-2	50.00		0.00		0.00


Totals	275,309,097.85	219,130,984.13	20,576,067.92








     Pass-Through Rate    Interest Distribution
A-1	6.5		289,735.86
A-2	6		140,356.97
A-3	1.93		34,776.47
A-4	6.57		118,384.15
A-5	5.75		177,704.66
A-6	6.5		79,127.09
A-7	6.5		76,467.08
A-8	6.5		0.00
A-9	6.5		148,958.33
PO	0		0.00
IO	0.265038	46,349.18
M-1	6.5		20,028.78
M-2	6.5		8,902.40
M-3	6.5		5,192.71
B-1	6.5		2,967.65
B-2	6.5		2,225.60
B-3	6.5		2,969.03
R-1	6.5		0.08
R-2	6.5		0.00


Totals			1,154,146.04




            Ending Balance
A-1	45,638,516.57
A-2	23,951,093.50
A-3	17,853,787.68
A-4	17,853,787.68
A-5	31,642,704.82
A-6	14,525,712.92
A-7	14,117,000.00
A-8	15,288,287.08
A-9	27,500,000.00
PO	320,527.51
IO	189,367,118.08
M-1	3,694,294.20
M-2	1,642,041.06
M-3	957,791.02
B-1	547,380.15
B-2	410,510.27
B-3	547,634.83
R-1	0.00
R-2	0.00


Totals	198,637,281.61








     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NSU5	104.682416	3.863144839	608.5135543
A-2	36185NSV3	104.682416	3.565979852	608.5135543
A-3	36185NSW1	104.682416	1.185292081	608.5135543
A-4	36185NSX9	0		4.034906202	608.5135543
A-5	36185NSY7	104.682416	3.417397358	608.5135543
A-6	36185NSZ4	5.606903269	5.386459562	988.8164006
A-7	36185NTA8	0		5.416666667	1000
A-8	36185NTB6	0		0		1010.862674
A-9	36185NTC4	0		5.416666667	1000
PO			1.00273169	0		968.2386503
IO			0		0.174502603	712.9587843
M-1	36185NTH3	0.894836016	5.388859799	993.9715884
M-2	36185NTJ9	0.894836016	5.388859799	993.9715884
M-3	36185NTK6	0.894836016	5.388859799	993.9715884
B-1	36185NTL4	0.894836016	5.388859799	993.9715884
B-2	36185NTM2	0.894836016	5.388859799	993.9715884
B-3	36185NTN0	0.89483638	5.388861993	993.9719931
R-I			0		1.657416758	0
R-II			0		0		0

Totals			74.73806017	4.19218271	721.5064201


Group 1
Cut-Off Date Balance						275,309,098.12
Beginning Aggregate Pool Stated Principal Balance		219,132,898.31
Ending Aggregate Pool Stated Principal Balance			198,637,281.63
Beginning Aggregate Certificate Stated Principal Balance	219,130,984.13
Ending Aggregate Certificate Stated Principal Balance		198,637,281.63
Beginning Aggregate Loan Count					532
Loans Paid Off or Otherwise Removed Pursuant to PSA		43
Ending Aggregate Loan Count					489
Beginning Weighted Average Loan Rate (WAC)			7.01%
Ending Weighted Average Loan Rate (WAC)				7.01%
Beginning Net Weighted Average Loan Rate			6.76%
Ending Net Weighted Average Loan Rate				6.76%
Weighted Average Maturity (WAM) (Months)			349
Servicer Advances						0
Aggregate Pool Prepayment					20,298,497.33
Pool Prepayment Rate						68.8880 CPR



Prepayment Compensation
Total Gross Prepayment Interest Shortfall		18,027.75
Compensation for Gross PPIS from Servicing Fees		18,027.75
Other Gross PPIS Compensation				0
Total Net PPIS (Non-Supported PPIS)			0


Master Servicing Fees Paid	27,624.88
Insurance Premium(s) Paid	0
Total Fees			27,624.88

	Delinquency Information
Group 1

Delinquency			30-59 Days	60-89 	90+ Days Totals
Scheduled Principal Balance	3,431,876.54	0	0.00	3,431,876.54

				30-59 	60-89 	90+ 	 Totals
Percentage of Total Pool Bal	1.73%	0.00%	0.00%	1.73%
Number of Loans			8	0	0	8
Percentage of Total Loans	1.64%	0.00%	0.00%	1.64%

Foreclosure
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0.00	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0.00	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0.00	0	0	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0.00	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans				0.00
Percentage of Total Pool Balance			0.00%
Current Realized Losses					0
Additional Gains	(Recoveries)/Losses		0.00%
Total Realized Losses					0


Subordination/Credit	Enhancement Information

Protection			Original	Current
Bankruptcy Loss			0		0
Bankruptcy Percentage		0.00%		0.00%
Credit/Fraud Loss		0.00		5,506,181.96
Credit/Fraud Loss Percentage	0.00%		2.77%
Special Hazard Loss		0		0
Special Hazard Loss Percentage	0.00%		0.00%

Credit Support			Original	Current
Class A				267,462,141.85	190,837,630.09
Class A Percentage		97.15%		96.07%
Class M-1			3,716,700.00	3,694,294.20
Class M-1 Percentage		1.35%		1.86%
Class M-2			1,652,000.00	1,642,041.06
Class M-2 Percentage		0.60%		0.83%
Credit Support			Original	Current
Class M-3			963,600.00	957,791.02
Class M-3 Percentage		0.35%		0.48%
Class B-1			550,700.00	547,380.15
Class B-1 Percentage		0.20%		0.28%
Class B-2			413,000.00	410,510.27
Class B-2 Percentage		0.15%		0.21%
Class B-3			550,956.00	547,634.83
Class B-3 Percentage		0.20%		0.28%




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J4


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA